Supplement to the currently effective SUMMARY PROSPECTUSES

Deutsche Mid Cap Growth Fund

Deutsche Small Cap Growth Fund

Deutsche Small Mid Cap Growth VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus.

Joseph Axtell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Michael A. Sesser, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference

May 30, 2017

PROSTKR-852